UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):      June 18, 2020

SecureWorks Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-37748	27-0463349
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway NE
Suite 500
Atlanta,	Georgia		30328
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (404) 327-6339

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock,	SCWX	The Nasdaq Stock Market LLC
par value $0.01 per share		(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)     On June 18, 2020, the Company held its 2020 annual meeting of stockholders. At the 2020 annual meeting, the Company’s stockholders voted on two proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2020 annual meeting filed with the Securities and Exchange Commission on May 8, 2020 (the “2020 proxy statement”).
(b)     As of the record date for the 2020 annual meeting, an aggregate of 82,119,947 shares of the Company’s common stock were outstanding and entitled to vote at the meeting, of which 12,119,947 shares are shares of Class A common stock and 70,000,000 shares are shares of Class B common stock.
Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share.
The final voting results with respect to each proposal voted upon at the 2020 annual meeting are set forth below.

Proposal 1
The holders of the outstanding shares of both classes of the Company’s common stock, voting together as a single class, elected to the Company’s Board of Directors each of the nominees specified in the 2020 proxy statement to serve as a Class I director, each for a three-year term expiring at the Company’s 2023 annual meeting of stockholders or until the director’s successor is duly elected and qualified, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
Michael R. Cote	704,488,348	1,141,691	3,332,562
Yagyensh C. (Buno) Pati	704,650,519	979,520	3,332,562
There were no abstentions with respect to this proposal.
Proposal 2
The holders of the outstanding shares of both classes of the Company’s common stock, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 29, 2021, based on the following numbers of votes:

For	Against	Abstentions
708,944,483	17,699	419
There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 19, 2020	SecureWorks Corp.

		By:	/s/ Paul M. Parrish
Paul M. Parrish
Chief Financial Officer
(Duly Authorized Officer)

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